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                                                                    EXHIBIT 10.4


                                CONTRACT OF LEASE

KNOW ALL MEN BY THESE PRESENTS:

         This Contract of Lease (Contract) is entered into by and between -

                The SOCIAL SECURITY SYSTEM, a government owned and controlled corporation created pursuant to Republic Act No. 1161, as amended, with principal office address at the SSS Building, East Avenue, Diliman, Quezon City, represented herein by its Senior Vice President for the Investments Group, EDGAR B. SOLILAPSI and its Assistant Vice President, Asset Management Department, MARIANO PABLO S. TOLENTINO, hereinafter referred to as the LESSOR;

                                     - and -

                ETELECARE GLOBAL SOLUTIONS, a corporation duly created and existing under the laws of the Republic of the Philippines, with office address at the Eastwood City Cyberpark, 20/F Cyber One Building, Eastwood City, Libis, Quezon City, represented herein by its Vice President for Philippine Operations, BENEDICT C. HERNANDEZ, and its PH Asset Management Head, MARISA ALICE S. CABAZOR, hereinafter referred to as the LESSEE.

                                   WITNESSETH

         WHEREAS, the LESSOR is the owner of the 31st Floor of the Cyber One Building, located at the Eastwood City Cyberpark, Libis, Quezon City and covered by Condominium Certificate of Title (CCT) NO. N-33660 of the Registry of Deeds for Quezon City (Property);

         WHEREAS, the LESSEE desires to lease the Property and the LESSOR agrees to its lease by the LESSEE;

         WHEREAS, pursuant to a Resolution adopted by the Board of Directors of the LESSEE on 17 February 2006, its Vice President for Philippine Operations, BENEDICT C. HERNANDEZ, and its PH Asset Management Head, MARISA ALICE S. CABAZOR, acting/signing jointly, have been authorized to enter, execute and deliver this Contract for and on behalf of the LESSEE;

         WHEREAS, the President & CEO, pursuant to the authority given by the Social Security Commission under Resolution No. 94, dated March 16, 2005, has approved the lease by the LESSOR to the LESSEE of the Property, under such terms and conditions mutually beneficial to both parties.

         NOW, THEREFORE, for and in consideration of the foregoing premises, the LESSEE hereby lease and the LESSOR hereby agrees to the lease of the Property, under the following terms and conditions, to wit:



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1. LEASED PREMISES - The LEASED PREMISES shall be the entire 31st Floor of the
Cyber One Building, consisting of 1,606 Square Meters of bare type office condominium space, located at the Eastwood City Cyberpark, Libis, Quezon City and covered by CCT No. N-33860, of the Registry of Deed for Quezon City (Copy of CCT No. N-33860 is hereto attached as Annex "A" and made an integral part of this Contract);

         1.1 The LESSEE, in addition to the LEASED PREMISES, is hereby given an option to lease Fourteen (14) Parking Slots that are owned by the LESSOR and are found in the same building, for the amount of P 3,000.00, per month, per parking slot. The Monthly Rental for the Parking Slots shall be subject to an annual Escalation of 10% starting on the 2nd year of this Contract an the other applicable terms and conditions set in this Contract. The lease of the Parking Slots shall be subject of a separate contract.

2. TERM - The term of the lease shall be for FIVE (5) YEARS, commencing on July 1, 2006 and expiring on June 30, 2011, renewable on agreement of both parties;

         2.1 If the LESSEE continues in the occupation of the LEASED PREMISES with the consent of the LESSOR after the lease period; or any extension thereof, is terminated, said extension of lease shall be understood as running from month to month, under the same terms and conditions herein stipulated.

         2.2 If the LESSEE holds over the LEASED PREMISES notwithstanding the expiration, termination or cancellation of this Contract without the written consent of the LESSOR, and/or should the LESSEE continue occupying, the LEASED PREMISES against, the wishes of the LESSOR, the LESSEE shall be liable for and shall pay the LESSOR by way of liquidated damages for such occupancy and unauthorized use, an amount equivalent to Two (2) monthly rentals stipulated herein for each month of occupancy or a fraction thereof; provided further, that the payment by the LESSEE of such liquidated damages shall not be considered as payment for rentals nor shall it be construed to extend or renew this Contract. In either case, the LESSOR does not in any manner lose its right to eject the LESSEE from the premises.

         2.3 Either party may pre-terminate this Contract, without penalty, for any reason after THREE (3) YEARS of the Term of this lease, provided that the party who will initiate the pre-termination shall inform the other party, in writing, at least ONE HUNDRED EIGHTY (180) days before the intended date of termination of the Contract.

         2.4 In all cases of Pre-termination, the LESSEE, upon Three (3) days prior written notice from the LESSOR, shall automatically and without necessity of demand make the LEASED PREMISES available during regular business hours for inspection by prospective lessee/s and shall cooperate in every reasonable way with LESSOR'S efforts to obtain a new lessee for the LEASED PREMISES.

3. RENTAL - The Monthly Rental for the LEASED PREMISES shall, be P 412.50 per Square Meter or SIX HUNDRED SIXTY-TWO THOUSAND FOUR HUNDRED SEVENTY-FIVE PESOS (P 662,475.00), exclusive of Association Dues, payable within the first Ten (10) days of the applicable month, without need of notice or demand, at the aforestated Office of the LESSOR.

         3.1      Upon execution of this Contract, the LESSEE shall pay to the


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LESSOR the amount of ONE MILLION NINE HUNDRED EIGHTY-SEVEN THOUSAND FOUR HUNDRED
TWENTY-FIVE PESOS (P 1,987,425.00) applied as Advance Rental to the first Three
(3) months of occupancy of the LEASED PREMISES immediately following the rent free fit out period.

         3.2 The LESSEE is hereby given TWO (2) months Rent Free Fit Out Period from July 1, 2006 to Aug 31, 2006, for the preparation of the LEASED PREMISES to conform with its needs and requirements. During the Two; (2) months Rent Free Fit Out Period and until the termination of this Contract, Association Dues, the bill for the utilities used as well as the services availed of by the LESSEE shall be for the sole account of the LESSEE.

         3.3 The Monthly Rental shall be subject to a Ten Percent (10%) Annual Escalation starting on the 2nd year of the Term of this lease.

         3.4 Association Dues during the term of this Contract shall be for the sole account of the LESSEE and shall be paid directly to the Building Administrator/Building Tenants Association.

         3.5 The LESSOR shall issue corresponding receipts for the payment made by the LESSEE.

4. DEPOSIT - Upon execution of this Contract, the LESSEE shall likewise pay to the LESSOR the amount equivalent to TWO (2) Monthly Rentals or he amount of ONE MILLION THREE HUNDRED TWENTY-FOUR THOUSAND NINE HUNDRED FIFTY PESOS (P 1,324,950.00) as Deposit to be held and applied by the LESSOR to answer for any and all damages to the LEASED PREMISES due to the fault of the LESSEE, and as security for the return of the said LEASED PREMISES in proper condition and or the LESSEE'S due observation of and faithful compliance with the terms and conditions of this Contract.

         4.1 The said Deposit shall not, during, the lease period or any extension or renewal thereof, be used to offset rentals or other payments due to the LESSOR from the LESSEE. The said Deposit shall, unless the same is subject to forfeiture under this Contract, be refundable to the LESSEE without any interest thereon within Thirty (30) days after the expiration of the Lease Period or any extension or renewal thereof and only after the LESSEE shall have vacated the LEASED PREMISES, deducting therefrom (A) the amount of any damage to the LEASED PREMISES due to the fault of the LESSEE and (B) all other amount that may be payable by the LESSEE to the LESSOR under this Contract. Any amount deducted against the Deposits shall be duly supported by Official Receipts.

         4.2 The LESSEE shall at all times maintain the Deposit at an amount equivalent to Two (2) Monthly Rentals. Accordingly, if during the Lease Period or any extension or renewal thereof, the Deposit is reduced either as a result of deductions for any damage to the LEASED PREMISES, or due to rental increases as provided herein, the LESSEE shall, within Five (5) calendar days from receipt of a written demand, remit the amount necessary to keep the value of the Deposit at the current level equivalent to Two (2) Monthly Rentals.

5. APPLICATION OF PAYMENTS - It is hereby agreed that payments made by the LESSEE shall be strictly applied in the following order: 1) Penalty obligations;
2) Monthly Rentals; 3) Utility Bills and other charges. Accordingly, any and all payments made by the LESSEE to the LESSOR shall, notwithstanding any instructions by the LESSEE, first be applied to the Penalty obligations and then to the Monthly Rental. Only after such Penalty obligations and Monthly Rentals have been fully paid shall the payments be applied to utilities and other charges.

6.       PENALTY -



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                                                                               4

         6.1 In case of default in the payment of monthly rentals, utility bills, Deposit and other charges, the LESSEE shall pay the LESSOR a Penalty in the amount equivalent to Two Percent (2%) of the amount due, per month, computed from the date of delinquency, without prejudice to the right of the LESSOR to terminate this Contract.

         6.2 Any amount advanced by the LESSOR in this Contract for and in behalf of the LESSEE with the latter's consent, or without such consent if the advance was made to protect its own interest, shall become due and demandable within Five (5) working days from the date the other party is notified in writing of such advance made. The same rate of the Penalty provided above shall be imposed on the amount due as advances computed from due date.

7. FORFEITURE OF DEPOSIT - The Deposit referred to in Paragraph 4 hereof shall also be forfeited in favor of the LESSOR if the LESSEE deserts or abandons, as the terms are defined in Paragraph 14 hereof, the LEASED PREMISES.

8. USE - The LESSEE hereby expressly agrees and warrants that the LEASED PREMISES shall be used exclusively for CALL CENTER operations running on a 24/7 basis.

         Furthermore -

         8.1 The LESSOR warrants that the LEASED PREMISES are in good condition and comply with the zoning laws for office operations as well as the building, fire and safety codes promulgated by the National and Local Government. The LESSEE hereby expressly acknowledges that the LEASED PREMISES are in good and tenantable condition and agrees to keep the same in clean, presentable and sanitary condition including its common areas and toilets in order to maintain the high quality standards of the property;

         8.2 During the Lease Period, the LESSEE shall have possession of and the right to use the LEASED PREMISES in accordance with the terms and conditions set forth herein and in strict conformity with all laws, ordinances and regulations prescribed by governmental authorities.

         8.3 The LEASED PREMISES shall be used by the LESSEE exclusively for purposes of operating a CALL CENTER. Under no circumstance shall the LESSEE use the LEASED PREMISES for any other purpose without the prior written consent of the LESSOR; Provided, that the LESSEE may provide an eating and sleeping area within the LEASED PREMISES to its employees;

         8.4 The LESSEE shall not use or allow the use of the LEASED PREMISES for illegal or immoral purposes, or for purposes prohibited in this Contract.

         8.5 The LESSEE shall provide for itself, and at its own expense, receptacles, which the national and/or local laws or ordinances may prescribe to hold and contain waste matter, garbage and refuse, and shall deposit them at such places within the Property as may be designated by the LESSOR. The LESSEE shall ensure that all wet garbage and refuse are properly disposed of in suitable containers. The LESSEE shall likewise comply with the Tenant Occupancy Manual, House Rules and Regulations, set by the Cyber One Building Management;

         8.6 The LESSOR shall not be liable for the presence in the LEASED PREMISES of bugs, vermins, rats, ants, termites, insects and other pests of any kind or nature whatsoever. The LESSOR, however, undertakes to provide normal and regular pest control services to protect the LEASED PREMISES.

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                                                                               5

         8.7 The LESSEE shall not bring into the LEASED PREMISES any inflammable or explosive goods or materials, or any article which may expose the LEASED PREMISES to fire or thereby increase the fire hazard or the rates of insurance premium thereon, or any article which the LESSOR may prohibit; neither shall the LESSEE carry on or permit to be carried on the LEASED PREMISES any trade or occupation which may expose the LEASED PREMISES to fire or thereby increase the fire hazard or render any increase of premium payable for the insurance of the LEASED PREMISES against fire and the like, or which may make void or voidable the whole or part of any policy for such insurance. The LESSEE may inquire from the LESSOR of the particulars of the fire insurance policy covering the LEASED PREMISES.

         8.8 The LESSEE shall not use the corridors and patios of the property except as a passageway or aisles for lawful ingress and egress into and from the LEASED PREMISES.

         8.9 The LESSEE shall take all reasonable precautions necessary; to protect the interior of the LEASED PREMISES against damage by storm, typhoon or like threats.

         8.10 The LESSEE shall see to it that the LEASED PREMISES are free from annoying sounds, disturbing noises, obnoxious odors and other nuisances due to its fault, and that the LEASED PREMISES are used in a manner that will not disturb the peace and tranquility of the other tenants of the property.

         8.11 Should the LESSEE fail to maintain the LEASED PREMISES as herein required, then, the LESSOR shall give a written notice to the LESSEE demanding the repair/maintenance of the LEASED PREMISES. If the LESSEE refuses to comply with the said demand within Thirty (30) days from receipt thereof, the LESSOR may enter the LEASED PREMISES in order to repair/maintain the same, and thereafter charge against the Deposit of the LESSEE as provided under Paragraph 4 hereof, all costs and expenses incurred by the LESSOR in connection with such repair/maintenance, without prejudice to the rights of the LESSOR under the other provisions of this Contract.

9. ALTERATIONS AND IMPROVEMENTS - The LESSEE hereby expressly acknowledges that the LEASED PREMISES are in good and tenantable condition and agree to keep the same in such condition. Furthermore

         9.1 The LESSEE shall not introduce any permanent fixtures, improvements or make an alterations on the LEASED PREMISES without the prior written approval of the LESSOR. The prior written approval, which shall not be unreasonably denied, delayed or conditioned by the LESSOR, for such permanent fixtures, improvements or, alterations, whether structural, architectural, mechanical or electrical shall not relieve the LESSEE from the responsibility of obtaining the relevant permit from the appropriate governmental authorities; neither shall it relieve the LESSEE from full compliance with all Building and Fire Codes and Regulations. All expenses for any permit and government inspection fee shall be at the LESSEE'S expense. The LESSOR shall have the right, after at least Twenty-four (24) hours' written notice to the LESSEE, to inspect the work during and after the completion thereof to assure itself of such compliance.

         9.2 The installation of additional electronic, water, telephone, teletype and other connections in the LEASED PREMISES shall be for the account and expense of the LESSEE who must obtain the prior written consent and approval of the LESSOR before installing the same.

         9.3 In the event that any law, ordinance, land use, restrictions, rule or regulation shall require that an alteration, addition or other change; or improvement be made on the LEASED

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PREMISES as a result of the LESSEE'S use of the LEASED PREMISES, the LESSEE
hereby agrees to make, at its own expense, such alteration, addition, change or improvement with the prior written approval or consent of the LESSOR, which approval shall not be unreasonably denied, delayed or conditioned.

         9.4 All permanent improvements and alterations in the LEASED PREMISES, which were introduced by the LESSEE upon the prior written approval of the LESSOR and which cannot be removed without causing damage or injury to the LEASED PREMISES, may remain in the LEASED PREMISES upon the expiration of the Lease Period or any extension or renewal thereof, or upon the termination of this Contract. Said improvements and alterations shall become the property of the LESSOR, without any obligation on the part of the LESSOR to reimburse the LESSEE for the value thereof.

         9.5 Upon the expiration of the Lease Period or any extension or renewal thereof, or the termination of this Contract, all permanent improvements and alterations in the LEASED PREMISES, which were introduced WITHOUT the prior written approval of the LESSOR and which cannot be removed without causing damage or injury to the LEASED PREMISES shall be removed by the LESSEE at his expense or it may remain in the LEASED PREMISES as property of the LESSOR without any obligation on the part of the LESSOR to reimburse the LESSEE for the value thereof, at the option of the LESSOR. In case the LESSOR opts for the removal of the unauthorized improvements or alterations, the LESSEE shall also have the obligation to restore the LEASED PREMISES to its state prior to such unauthorized improvements or alteration/s at its expense and in the presence of and under the supervision of a representative of the LESSOR. The LESSEE shall likewise have to complete the said, removal and restoration before it leaves the LEASED PREMISES.

         9.6 The LESSEE may, at its option and expense, elect to remove such alterations and improvements which are capable of being detached without causing material damage or injury to the LEASED PREMISES.

10. REPAIRS AND MAINTENANCE - Ordinary or minor repairs on the LEASED PREMISES shall be undertaken by and for the account of the LESSEE. Major extraordinary repairs related to the LEASED PREMISES and the LESSOR'S equipment installed therein shall be undertaken by and at the expense of the LESSOR. In this connection, the LESSEE shall allow the LESSOR to enter the LEASED PREMISES at such properly arranged time as may be convenient to both parties in order to make the repairs and/or other works thereon necessary for the preservation, conservation and improvement of the LEASED PREMISES. No compensation shall be allowed against the LESSOR by reason of the inconvenience, annoyance or injury out of such necessary repairs and/or other works undertaken under this Contract.

         10.1 A repair is considered Major Repair when the expenses for labor and material exceeds Three Thousand Pesos (P 3,000.00).

11.      UTILITIES AND SERVICES -

         11.1 Electricity, Telephone and Water Services - The electric and telephone bills and the bills for the water supply in the LEASED PREMISES shall be for the sole account of the LESSEE. The LESSEE shall settle said bills directly to its provider. The LESSOR is hereby authorized to deduct from the Deposit of the LESSEE any amount necessary to settle any obligation of the LESSEE in case the LESSEE fails or refuses to settle such obligation and such obligation will cause an interruption or severance of the service/s to the other properties of the LESSOR in the building.

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Such deduction shall be reimbursed by the LESSEE within Three (3) working days from receipt of the written demand;

         11.2 Air-conditioning Facilities - The bills for the air-conditioning facilities in the LEASED PREMISES shall be for the sole account of the LESSEE. The LESSEE shall settle said bills directly to its provider. The LESSOR is hereby authorized to deduct from the Deposit of the LESSEE any amount necessary to settle any obligation of the LESSEE in case the LESSEE fails or refuses to settle such obligation and such obligation will cause an interruption or severance of the service to the other properties of the LESSOR in the building. Such deduction shall be reimbursed by the LESSEE to the LESSOR within Three (3) working days from receipt of the written demand;

         11.2.1 The Air Handling Unit (AHU) space shall be turned over to the LESSEE on an "as-is-where-is" basis condition. The LESSEE shall employ the services of the authorized distributor (York Phils.) for the parts and services of the equipment and enter a comprehensive agreement with the confirmation of the LESSOR. All expenses pertaining thereto shall be for the sole account of the LESSEE;

         11.2.2 The comprehensive agreement shall consist of the following scope of works:

                  11.2.2.a Monthly regular cleaning/servicing of air-filter.

                  11.2.2.b Monthly adjustment of all control devices and tune-up of moving parts to eliminate vibrations.

                  11.2.2.c Weekly visitation to record the operating parameters of the machines.

                  11.2.2.d Maintenance of a History Card of the machines.

12. INSPECTION AND VISITATION - The LESSOR or its authorized representative or agents, upon Three (3) days prior written notice, shall have the right to enter, and the LESSEE agrees to cooperate with the LESSOR or its authorized representatives or agents and allow them to enter, the LEASED PREMISES, at any reasonable time of the day or as otherwise arranged by mutual consent, in order to inspect the same, undertake maintenance, repairs and such other works or services necessary for the preservation, conservation or improvement of the LEASED PREMISES.

13. LIABILITY AND INDEMNIFICATION - Except when attributable to the fault or negligence of the LESSOR, or of its employees, agents or representatives, the LESSOR assumes no liability to the LESSEE for damage to the latter's property, or for injury to or death of persons authorized entry by the LESSEE or due to any owner or occupant of the building. The LESSEE shall assume liability for loss, theft or destruction to property of any kind, whether of the LESSEE or its guests, and for injury to or death of any person authorized entry by the LESSEE, which may occur, due to any cause resulting directly or indirectly from the fault or negligence of the LESSEE, or due to any use, misuse or neglect of the LEASED PREMISES. Finally, both Parties covenant and agree to indemnify and hold the other party free and harmless from and against any and all loss, liability, actions, suits, proceedings or claims, including attorney's fees or other expenses incurred in connection therewith, resulting directly or indirectly from or arising out of or in connection with any such damage to property or injury to, or death of any person due to such negligence or fault of such party, or due to the use, misuse of or neglect of the LEASED PREMISES by such Party.

14. ABANDONMENT - In the event that the LESSEE abandons or deserts the LEASED PREMISES prior to the expiration of the Lease Period or any extension or renewal thereof, the LESSOR shall consider this Contract terminated THIRTY (30) calendar days after a written notice to

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the LESSEE is posted in the LEASED PREMISES, and may lease the LEASED PREMISES to other lessee/s. In this connection, the LESSEE hereby authorizes the LESSOR to enter the LEASED PREMISES in whatever manner feasible, to take possession thereof and to clear the same of any or all of the properties, furniture and fixtures of the LESSEE. The LESSOR may at the LESSEE'S expense, transfer and store the LESSEE'S properties found in the LEASED PREMISES in any warehouse or secure place and sell such properties at a public or private sale to compensate any outstanding liabilities of the LESSEE to the LESSOR. However, such remedial measures shall not prejudice the LESSOR'S right to collect any remaining unpaid rentals.

         14.1 For purposes of this Contract, the LEASED PREMISES shall be deemed "DESERTED" or "ABANDONED" if for a period of FORTY-FIVE (45) or more consecutive calendar days within the term of the Lease Period or any extension thereof, the LEASED PREMISES remain closed to the public due to the fault of the LESSEE and the rental for such period is unpaid.

15. DEFAULT - The LESSEE shall be deemed in default within the meaning of this Contract in any of the following instances:

         15.1 The LESSEE fails to fully pay on time the monthly rentals or the utility charges or any other financial obligation of the LESSEE stipulated herein;

         15.2 The LESSEE violates any of the terms and conditions stipulated herein and such violation persists or not remedied despite written notice;

         15.3 The LESSEE abandons or is deemed to have abandoned the LEASED PREMISES under Paragraph 14 hereof and LESSEE fails to respond within THIRTY
(30) calendar days from the posting of LESSOR'S written notice in the LEASED PREMISES.

16. CONSEQUENCES OF DEFAULT - Upon the occurrence of any of the events of default as set forth in this Contract and if the cause of default is not cured within Thirty (30) calendar days from receipt of a written notice of such default or from the posting of the written notice of such default in the LEASED PREMISES, the LESSOR shall, in addition to other remedies as maybe prescribed by law, have the following rights:

         16.1 To terminate this Contract, and to immediately repossess the LEASED PREMISES without the necessity of instituting any judicial action. In this connection, the LESSEE hereby grants unto the LESSOR full power and authority to take possession of the LEASED PREMISES and to do or perform such acts as may be necessary to take possession, including but not limited to entering into the LEASED PREMISES, padlocking the LEASED PREMISES, cutting off utilities and services, and such other steps designed to enable the LESSOR effectively repossess the LEASED PREMISES;

         16.2 To demand and receive from the LESSEE payment for any and all unpaid rentals, utility charges, and other financial obligations stipulated in or arising out of this Contract;

         16.3 To demand and receive from the LESSEE payment for the rentals, utility and other charges set forth herein corresponding to the un-expired portion of the Lease Period or any extension or renewal thereof;

         16.4 To take possession of, and sell at public or private sale, any and all properties of the LESSEE found in the LEASED PREMISES and to apply the proceeds thereof in payment of any unpaid accounts of the LESSEE; and,

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         16.5 To automatically forfeit in its favor, the Deposit referred to in
Paragraph 4 hereof.

17. RETURN OF THE LEASED PREMISES - Upon the expiration of the Lease Period or any extension or renewal thereof, or upon the termination of this Contract as herein provided, the LESSEE shall immediately and peacefully return to the LESSOR the possession of the LEASED PREMISES in as good, clean, sanitary and tenantable condition, save reasonable and ordinary wear and tear and damage attributable to causes beyond the control of the LESSEE and subject to the provisions in Paragraphs 9.4, 9.5 and 9.6 hereof. If the LEASED PREMISES are not surrendered at the expiration of the Lease Period or any extension or renewal thereof, or upon the termination of this Contract, the LESSEE shall be responsible to the LESSOR for any and all damages which the LESSOR may suffer by reason thereof, and indemnify the LESSOR against any and all claims made by the succeeding tenant against the LESSOR resulting from delay by the LESSEE in delivering possession of the LEASED PREMISES to such succeeding tenant, insofar as such delay is occasioned by the failure of LESSEE to surrender the LEASED PREMISES on time.

18. SUBLEASE - The LESSEE shall not sublease the LEASED PREMISES or any portion thereof, without the prior written consent of the LESSOR, which consent shall not be unreasonably withheld, delayed or conditioned. In case of violation, direct or indirect, of this provision, the LESSOR may, without need of judicial action, automatically terminate or cancel this Contract.

19. FORCE MAJEURE - In case of damage to the LEASED PREMISES or its appurtenances by fire, earthquake, floods, typhoons, riots, war or any other unforeseen cause or acts of God, the LESSEE shall give immediate notice thereof to the LESSOR. If the LEASED PREMISES shall be damaged without the fault or negligence of the LESSEE or its agents, employees or visitors, the damage shall be repaired as quickly as possible, at the expense of the LESSOR.

20. CUMULATIVE REMEDIES - All rights and remedies conferred upon or reserved to the Parties under this Contract shall be deemed cumulative and not alternative. All other rights or remedies which may now or hereafter be given to the Parties by law or equity from time to time may be enforced concurrently.

21. LITIGATION - In the event a party to this Contract is compelled to seek judicial relief against the other party in order to enforce any or all of its right under this Contract, the defeated party, in addition to any other damages that may be awarded by the court to the winning party, hereby agrees to pay an amount equivalent to Twenty-five Percent (25%) of the amount claimed by the winning party, but in no case less than P20,000.00, as and for attorney's fees, exclusive of the costs of litigation and other expenses which the law entitles such party to recover from the defeated party. The LESSEE hereby agrees to submit any action arising from or as an incident of this Contract to the exclusive jurisdiction of the Courts of Quezon City.

22. NON-WAIVER - Failure or delay by any Party to enforce or demand strict performance of any stipulation or condition of this Contract shall not affect the validity hereof, nor shall such be construed as abandonment, withdrawal, waiver or cancellation of such stipulation or condition, or right or option, or of the right of the aggrieved Party to subsequently enforce or demand performance of such provision. No waiver shall be deemed to have been made unless expressed in writing and signed by the aggrieved Party.

23. RELATIONSHIP - It is understood that the only relationship between the LESSOR and the LESSEE hereunder is that of Landlord and Tenant. No other relationship of any kind between said parties is created or is intended to be created hereby, unless otherwise expressly provided for in this Contract.

24. NOTICES - Unless otherwise requested in writing, any notice or correspondence to the LESSEE to be given hereunder or in connection with this Contract shall be personally delivered or mailed to its above-indicated address and any notice or correspondence to be given the LESSOR shall be sent to its above-indicated principal office.

25. TRANSFER OF OWNERSHIP OF PROPERTY - In the event ownership of the LEASED PREMISES or any portion thereof is transferred or sold, all the terms and conditions of this Contract shall remain valid and subsisting and shall be binding on the transferee. The LESSOR shall advise the LESSEE at least Thirty
(30) days in advance of any sale or transfer of ownership of the Property or any portion thereof insofar as such sale or transfer affects or could potentially affect the interest of the LESSEE.

26. ENTIRE AGREEMENT - This Contract constitutes the complete and exclusive statement of the terms and conditions of the Contract of Lease between the parties with respect to the subject matter referred to herein. No statement or agreement, oral or written, made prior to the execution hereof, and no prior conduct or practice of either party shall vary or modify the written terms and conditions set forth in this Contract. No alterations, additions or variations of the terms and conditions of this Contract shall be valid and binding between the parties unless made in writing and signed by both parties hereto.

27. SEPARABILITY CLAUSE - If any paragraph, sub-paragraph or part of this Contract is declared contrary to law or public policy, or is otherwise declared invalid, such shall not affect the other paragraphs, subparagraphs or parts of this Contract.

         IN WITNESS WHEREOF, the Parties have hereunto set their hands below, this 21 JUN 2006 day of______ 2006, at Quezon City, Philippines.

                             SOCIAL SECURITY SYSTEM
                                     LESSOR

By: /s/ EDGAR B. SOLILAPSI                        /s/ MARIANO PABLO S. TOLENTINO
        --------------------------                    --------------------------
        EDGAR B. SOLILAPSI                            MARIANO PABLO S. TOLENTINO
        Senior Vice President                         Assistant Vice President


                           ETELECARE GLOBAL SOLUTIONS
                                     LESSEE

By: /s/ BENEDICT C.  HERNANDEZ                    /s/ MARISA ALICE S. CABAZOR
        --------------------------                    --------------------------
        BENEDICT C.  HERNANDEZ                        MARISA ALICE S. CABAZOR
        VP - Philippine Operations                    PH Asset Management Head



                           SIGNED IN THE PRESENCE OF:

1.        /s/ LOURDES MANAHAN                     2.    FREDISMINDA F. ASUNCION
    -----------------------------------              ---------------------------
              LOURDES MANAHAN                           FREDISMINDA F. ASUNCION

Republic of the Philippines            )
QUEZON CITY                            )    SS.


                                 ACKNOWLEDGMENT

         BEFORE ME, a Notary Public, for and IN QUEZON CITY, this 21 JUN 2006 day of ______, 2006, personally appeared the following persons who exhibited their Community Tax Certificates:

                              CTC NO.                  DATE & PLACE OF ISSUE
                              -------                  ---------------------

B.C.  Hernandez               16905996                 2/13/06  Q.C.
M.A.S.  Cabazor               14832301                 1/20/06  Lo Pine City
E.B.  Solilapsi               12708426                 01/27/06 Quezon City
M.P.S.  Tolentino             12514614                 03/06/06 Quezon City


known to me and to me known to be the same persons who executed he foregoing Instrument, and who acknowledged to me that the same is their free and voluntary act and deed as well as that of the entities they represent in this instance.

         This Instrument, consisting of Eleven (11) pages, including this page, on which this Acknowledgment is written, signed by the Parties and Two (2) instrumental witnesses, refers to a Contract of Lease for an entire floor of a building.

         WITNESS MY HAND AND OFFICIAL SEAL, on the date and place first above-written.

Doc. No.  [Illegible]
         --------------
Page No.  [Illegible]
         --------------
Book No. XVIII
         -------------

Series of 2006.